Newgioco to Participate in the 31st Annual ROTH Conference

New York, March 11, 2019/PRNewswire/ -- Newgioco Group, Inc. ("Newgioco" or the "Company") (OTCQB: NWGI), today announced that the Company will participate in the 31st Annual ROTH Conference being held at The Ritz Carlton, Laguna Niguel in Orange County, California, on March 17-19, 2019.

Michele Ciavarella, Newgioco’s Chief Executive Officer, Elizabeth MacLean, Chief Financial Officer, and Ralph Garcea, VP Corporate and Business Development, will conduct one-on-one meetings with institutional investors and analysts throughout the day on March 18-19, 2019.

The conference will feature presentations from public and private companies across a variety of industry sectors. Last year, the ROTH Conference hosted close to 550 participating companies and more than 4,700 attendees, including institutional investors, analysts, family offices and high net worth investors.

To schedule a one-on-one meeting with Newgioco, please contact your ROTH representative or email the one on one desk at: oneononerequests@roth.com.

About ROTH Capital Partners

ROTH Capital Partners, LLC (ROTH), is a relationship-driven investment bank focused on serving emerging growth companies and their investors. As a full-service investment bank, ROTH provides capital raising, M&A advisory, analytical research, trading, market-making services and corporate access. Headquartered in Newport Beach, CA, ROTH is privately-held and employee owned, and maintains offices throughout the U.S. For more information on ROTH, please visit www.roth.com.

About Newgioco Group, Inc.

Newgioco Group, Inc., headquartered in Toronto, Canada, is a vertically-integrated leisure gaming technology company, with fully licensed online and land-based gaming operations and innovative betting technology platforms that provide bet processing for casinos and other gaming operators. The Company conducts its business under the registered brand Newgioco primarily through its internet-based betting distribution network on its website, www.newgioco.it as well as retail neighborhood betting shops situated throughout Italy.

The Company offers its clients a full suite of leisure gaming products and services, such as sports betting, virtual sports, online casino, poker, bingo, interactive games and slots. Newgioco also owns and operates innovative betting platform software providing both B2B and B2C bet processing for casinos, sports betting and other online and land-based gaming operators. Additional information is available on our corporate website at www.newgiocogroup.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" and similar expressions that are intended to identify forward-looking statements. These forward- looking statements are based on management's expectations and assumptions as of the date of this press release and are subject to a number of risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include the risk factors described in our Annual Report on Form 10-K and subsequent filings with the U.S. Securities and Exchange Commission, including subsequent periodic reports on Forms 10- Q and 8-K. The information in this release is provided only as of the date of this release, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events, except as required by law.

For further information, please contact:

Hayden IR

Cameron Donahue (651) 653-1854 or Brett Maas (646) 536-7331 nwgi@haydenir.com

Newgioco Group, Inc.

Ralph Garcea, VP Corporate and Business Development r.garcea@newgiocogroup.com

Tel: (416) 304-9125